Exhibit 99.1

Power Integrations Reports Second-Quarter Financial Results

Revenues grew 14 percent year-over-year to $97.2 million; GAAP earnings were $0.38 per diluted share; non-GAAP earnings were $0.60 per diluted share

SAN JOSE, Calif.--(BUSINESS WIRE)--July 28, 2016--Power Integrations (Nasdaq: POWI) today announced financial results for the quarter ended June 30, 2016. Net revenues for the second quarter were $97.2 million, up 14 percent from the prior quarter and also up 14 percent compared to the second quarter of 2015. Net income was $11.3 million or $0.38 per diluted share, compared to $0.30 per diluted share in the prior quarter and $0.29 per diluted share in the second quarter of 2015. Cash flow from operations for the second quarter was $23.6 million.

In addition to its GAAP results, the company provided certain non-GAAP financial measures that exclude stock-based compensation expenses, amortization of intangible assets, other acquisition-related expenses, and the tax effects of these items. Non-GAAP net income for the second quarter was $17.7 million or $0.60 per diluted share, compared with $0.50 per diluted share in the prior quarter and $0.47 per diluted share in the second quarter of 2015.

Commented Balu Balakrishnan, president and CEO of Power Integrations: “We achieved record quarterly revenues, with sequential growth across all four end-market categories. Growth was strongest in the communications market, where our InnoSwitch™ products continue to make gains in rapid-charging applications for the mobile-device market. In spite of a challenging demand environment for the semiconductor industry, our first-half revenues increased nine percent from the prior year, and we expect healthy year-over-year growth to continue in the second half of the year.”

Additional Highlights

  Power Integrations paid a dividend of $0.13 per share on June 30, 2016. A dividend of $0.13 per share is scheduled to be paid on September 30, 2016 to stockholders of record as of August 31, 2016.
  The company had $202.2 million in cash and short-term marketable securities at quarter-end, an increase of $17.1 million during the quarter.
  Power Integrations received 18 U.S. patents during the second quarter.

Financial Outlook

The company issued the following forecast for the third quarter of 2016:

  Revenues are expected to be in a range of $96 million to $102 million.
  GAAP gross margin is expected to be between 48.7 percent and 49.2 percent. Non-GAAP gross margin is expected to be between 50.0 percent and 50.5 percent. (The difference between the expected GAAP and non-GAAP gross margins is composed of approximately 1.0 percentage points from amortization of acquisition-related intangible assets and 0.3 percentage points from stock-based compensation.)
  GAAP operating expenses are expected to be approximately $36.5 million. Non-GAAP operating expenses are expected to be approximately $31 million. (Non-GAAP operating expenses exclude approximately $4.9 million of stock-based compensation expenses and $0.6 million of amortization of acquisition-related intangible assets.)

Conference Call Today at 1:30 p.m. Pacific Time

Power Integrations management will hold a conference call today at 1:30 p.m. PT. Members of the investment community can join the call by dialing 1-617-826-1698. The call will also be available on the investor section of the company's website, http://investors.power.com.

About Power Integrations

Power Integrations, Inc. is a leading innovator in semiconductor technologies for high-voltage power-conversion. The company’s products are key building blocks in the clean-power ecosystem, enabling the generation of renewable energy as well as the efficient transmission and consumption of power in applications ranging from milliwatts to megawatts. For more information please visit www.power.com.

Note Regarding Use of Non-GAAP Financial Measures

In addition to the company's consolidated financial statements, which are presented according to GAAP, the company provides certain non-GAAP financial information that excludes stock-based compensation expenses recorded under ASC 718-10, amortization of acquisition-related intangible assets and the write-up of acquired inventory, acquisition expenses, severance and transition expenses, and the tax effects of these items. The company uses these measures in its own financial and operational decision-making and, with respect to one measure, in setting performance targets for employee-compensation purposes. Further, the company believes that these non-GAAP measures offer an important analytical tool to help investors understand the company’s core operating results and trends, and to facilitate comparability with the operating results of other companies that provide similar measures. These non-GAAP measures have certain limitations as analytical tools and are not meant to be considered in isolation or as a substitute for GAAP financial information. For example, stock-based compensation is an important component of the company’s compensation mix, and will continue to result in significant expenses in the company’s GAAP results for the foreseeable future, but is not reflected in the non-GAAP measures. Also, other companies, including companies in Power Integrations’ industry, may calculate non-GAAP measures differently, limiting their usefulness as comparative measures.

Note Regarding Forward-Looking Statements

The statements in this press release regarding the company’s forecast for its third-quarter financial performance and expected second-half revenue growth are forward-looking statements reflecting management's current expectations and beliefs. These forward-looking statements are based on current information that is, by its nature, subject to rapid and even abrupt change. Due to risks and uncertainties associated with the company's business, actual results could differ materially from those projected or implied by these statements. These risks and uncertainties include, but are not limited to: changes in global macroeconomic conditions, which may impact the level of demand for the company’s products; potential changes and shifts in customer demand away from end products that utilize the company's integrated circuits to end products that do not incorporate the company's products; the effects of competition, which may cause the company to decrease its selling prices for its products; the outcome and cost of patent litigation, which may affect sales of the company’s products or could result in higher expenses and charges than currently expected; unforeseen costs and expenses; and unfavorable fluctuations in component costs or operating expenses resulting from changes in commodity prices and/or exchange rates. In addition, new product introductions and design wins are subject to the risks and uncertainties that typically accompany development and delivery of complex technologies to the marketplace, including product development delays and defects and market acceptance of the new products. These and other risk factors that may cause actual results to differ are more fully explained under the caption “Risk Factors” in the company's most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (SEC) on February 11, 2016. The company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by the rules and regulations of the SEC.

Power Integrations, InnoSwitch and the Power Integrations logo are trademarks or registered trademarks of Power Integrations, Inc. All other trademarks are property of their respective owners.

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per-share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2016	March 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015
NET REVENUES	$97,169	$85,326	$85,265	$182,495	$167,822

COST OF REVENUES	49,532	42,379	41,247	91,911	81,512

GROSS PROFIT	47,637	42,947	44,018	90,584	86,310

OPERATING EXPENSES:
Research and development	15,859	14,779	14,683	30,638	29,256
Sales and marketing	11,407	10,740	11,567	22,147	22,874
General and administrative	8,133	7,850	7,480	15,983	15,463
Amortization of acquisition-related intangible assets	611	666	693	1,277	1,443
Acquisition expenses, severance and transition costs	-	-	391	-	1,113
Total operating expenses	36,010	34,035	34,814	70,045	70,149

INCOME FROM OPERATIONS	11,627	8,912	9,204	20,539	16,161

Other income, net	236	261	14	497	(209)

INCOME BEFORE INCOME TAXES	11,863	9,173	9,218	21,036	15,952

PROVISION FOR INCOME TAXES	598	330	628	928	1,019

NET INCOME	$11,265	$8,843	$8,590	$20,108	$14,933

EARNINGS PER SHARE:
Basic	$0.39	$0.31	$0.29	$0.70	$0.51
Diluted	$0.38	$0.30	$0.29	$0.68	$0.50

SHARES USED IN PER-SHARE CALCULATION:
Basic	28,850	28,679	29,368	28,765	29,339
Diluted	29,422	29,244	30,034	29,361	30,075

SUPPLEMENTAL INFORMATION:

Stock-based compensation expenses included in:
Cost of revenues	$293	$90	$257	$383	$506
Research and development	1,940	1,469	1,306	3,409	2,697
Sales and marketing	899	1,027	878	1,926	1,890
General and administrative	1,880	1,830	1,309	3,710	3,048
Total stock-based compensation expense	$5,012	$4,416	$3,750	$9,428	$8,141

Cost of revenues includes:
Amortization of write-up of acquired inventory	$-	$-	$-	$-	$309
Amortization of acquisition-related intangible assets	$946	$961	$961	$1,907	$1,922

General & administrative expenses include:
Patent-litigation expenses	$1,658	$1,159	$1,501	$2,817	$2,958

Other income, net includes:
Amortization of in-place lease intangible assets	$90	$90	$-	$180	$-

REVENUE MIX BY END MARKET
Communications	27%	23%	21%	25%	21%
Computer	6%	6%	7%	6%	7%
Consumer	35%	39%	36%	37%	37%
Industrial	32%	32%	36%	32%	35%

POWER INTEGRATIONS, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS
(in thousands, except per-share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2016	March 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015
RECONCILIATION OF GROSS PROFIT
GAAP gross profit	$47,637	$42,947	$44,018	$90,584	$86,310
GAAP gross margin	49.0%	50.3%	51.6%	49.6%	51.4%

Stock-based compensation included in cost of revenues	293	90	257	383	506
Amortization of write-up of acquired inventory	-	-	-	-	309
Amortization of acquisition-related intangible assets	946	961	961	1,907	1,922

Non-GAAP gross profit	$48,876	$43,998	$45,236	$92,874	$89,047
Non-GAAP gross margin	50.3%	51.6%	53.1%	50.9%	53.1%

RECONCILIATION OF OPERATING EXPENSES
GAAP operating expenses	$36,010	$34,035	$34,814	$70,045	$70,149

Less:Stock-based compensation expense included in operating expenses
Research and development	1,940	1,469	1,306	3,409	2,697
Sales and marketing	899	1,027	878	1,926	1,890
General and administrative	1,880	1,830	1,309	3,710	3,048
Total	4,719	4,326	3,493	9,045	7,635

Amortization of acquisition-related intangible assets	611	666	693	1,277	1,443

Acquisition expenses, severance and transition costs	-	-	391	-	1,113

Non-GAAP operating expenses	$30,680	$29,043	$30,237	$59,723	$59,958

RECONCILIATION OF INCOME FROM OPERATIONS
GAAP income from operations	$11,627	$8,912	$9,204	$20,539	$16,161
GAAP operating margin	12.0%	10.4%	10.8%	11.3%	9.6%

Add:Total stock-based compensation	5,012	4,416	3,750	9,428	8,141
Amortization of write-up of acquired inventory	-	-	-	-	309
Amortization of acquisition-related intangible assets	1,557	1,627	1,654	3,184	3,365
Acquisition expenses, severance and transition costs	-	-	391	-	1,113

Non-GAAP income from operations	$18,196	$14,955	$14,999	$33,151	$29,089
Non-GAAP operating margin	18.7%	17.5%	17.6%	18.2%	17.3%

RECONCILIATION OF PROVISION FOR INCOME TAXES
GAAP provision for income taxes	$598	$330	$628	$928	$1,019
GAAP effective tax rate	5.0%	3.6%	6.8%	4.4%	6.4%

Tax effect of adjustments to GAAP results	(225)	(301)	(197)	(526)	(718)

Non-GAAP provision for income taxes	$823	$631	$825	$1,454	$1,737
Non-GAAP effective tax rate	4.4%	4.1%	5.5%	4.3%	6.0%

RECONCILIATION OF NET INCOME PER SHARE (DILUTED)
GAAP net income	$11,265	$8,843	$8,590	$20,108	$14,933

Adjustments to GAAP net income
Stock-based compensation	5,012	4,416	3,750	9,428	8,141
Amortization of write-up of acquired inventory	-	-	-	-	309
Amortization of acquisition-related intangible assets	1,557	1,627	1,654	3,184	3,365
Acquisition expenses, severance and transition costs	-	-	391	-	1,113
Amortization of in-place lease intangible assets	90	90	-	180	-
Tax effect of items excluded from non-GAAP results	(225)	(301)	(197)	(526)	(718)

Non-GAAP net income	$17,699	$14,675	$14,188	$32,374	$27,143

Average shares outstanding for calculation of non-GAAP income per share (diluted)	29,422	29,244	30,034	29,361	30,075

Non-GAAP net income per share (diluted)	$0.60	$0.50	$0.47	$1.10	$0.90

GAAP income per share	$0.38	$0.30	$0.29	$0.68	$0.50

POWER INTEGRATIONS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 30, 2016	March 31, 2016	December 31, 2015
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$105,343	$94,735	$90,092
Short-term marketable securities	96,891	90,419	83,769
Accounts receivable	14,010	11,294	7,818
Inventories	46,749	45,665	51,934
Prepaid expenses and other current assets	6,478	7,295	6,790
Total current assets	269,471	249,408	240,403

PROPERTY AND EQUIPMENT, net	95,746	97,723	99,381
INTANGIBLE ASSETS, net	34,726	36,373	38,165
GOODWILL	91,849	91,849	91,849
DEFERRED TAX ASSETS	11,342	11,779	11,843
OTHER ASSETS	6,372	5,664	5,896
Total assets	$509,506	$492,796	$487,537

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$24,367	$19,862	$21,660
Accrued payroll and related expenses	10,463	7,986	9,327
Taxes payable	247	3,326	3,620
Deferred income on sales to distributors	16,888	17,102	15,101
Other accrued liabilities	2,548	2,217	2,285
Total current liabilities	54,513	50,493	51,993

LONG-TERM LIABILITIES:
Income taxes payable	2,666	2,695	2,511
Deferred tax liabilities	1,004	1,141	1,291
Other liabilities	3,315	3,246	3,123
Total liabilities	61,498	57,575	58,918

STOCKHOLDERS' EQUITY:
Common stock	28	28	28
Additional paid-in capital	151,806	146,655	145,366
Accumulated other comprehensive loss	(1,527)	(1,652)	(1,851)
Retained earnings	297,701	290,190	285,076
Total stockholders' equity	448,008	435,221	428,619
Total liabilities and stockholders' equity	$509,506	$492,796	$487,537

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2016	March 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$11,265	$8,843	$8,590	$20,108	$14,933
Adjustments to reconcile net income to cash provided by operating activities
Depreciation	4,206	4,315	4,035	8,521	8,067
Amortization of intangible assets	1,647	1,792	1,729	3,439	3,515
Loss on disposal of property and equipment	70	78	-	148	-
Stock-based compensation expense	5,012	4,416	3,750	9,428	8,141
Amortization of premium on marketable securities	169	260	265	429	551
Deferred income taxes	300	(86)	9	214	86
Increase (decrease) in accounts receivable allowances	104	89	(80)	193	(85)
Tax shortfall associated with employee stock plans	-	-	-	-	(189)
Change in operating assets and liabilities:
Accounts receivable	(2,820)	(3,565)	(500)	(6,385)	(1,050)
Inventories	(1,084)	6,269	779	5,185	1,203
Prepaid expenses and other assets	229	(868)	2,077	(639)	1,850
Accounts payable	4,879	(1,840)	5,954	3,039	6,303
Taxes payable and other accrued liabilities	(153)	(1,413)	(751)	(1,566)	(1,827)
Deferred income on sales to distributors	(214)	2,001	(796)	1,787	1,235
Net cash provided by operating activities	23,610	20,291	25,061	43,901	42,733

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(2,795)	(2,095)	(1,822)	(4,890)	(5,144)
Payment for acquisition, net of cash acquired	-	-	(184)	-	(15,549)
Purchases of marketable securities	(20,984)	(45,227)	(9,993)	(66,211)	(9,993)
Proceeds from sales and maturities of marketable securities	14,390	38,531	2,250	52,921	29,035
Net cash used in investing activities	(9,389)	(8,791)	(9,749)	(18,180)	(1,651)

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from issuance of common stock	491	2,957	856	3,448	4,375
Repurchase of common stock	(350)	(6,085)	(22,335)	(6,435)	(23,176)
Payments of dividends to stockholders	(3,754)	(3,729)	(3,529)	(7,483)	(7,048)
Net cash used in financing activities	(3,613)	(6,857)	(25,008)	(10,470)	(25,849)

NET INCREASE IN CASH AND CASH EQUIVALENTS	10,608	4,643	(9,696)	15,251	15,233

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	94,735	90,092	85,637	90,092	60,708

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$105,343	$94,735	$75,941	$105,343	$75,941

CONTACT:
Power Integrations, Inc.
Joe Shiffler, 408-414-8528
joe@power.com